Exhibit 10.4

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                              Keystone Savings Bank



                Trustee and Executive Deferred Compensation Plan



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     Keystone Savings Bank Trustee and Executive Deferred Compensation Plan

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                            TABLE OF CONTENTS
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    Article                                                                               Page
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
      1.0         Name of Plan and Purpose..................................................1
      2.0         Eligibility...............................................................1
      3.0         Participation.............................................................1
      4.0         Benefits..................................................................1
      5.0         Funding...................................................................2
      6.0         Contributions.............................................................2
      7.0         Vesting...................................................................3
      8.0         Distributions of Benefits.................................................3
      9.0         Beneficiary Designation...................................................4
     10.0         Administration............................................................4
     11.0         Amendment and Termination.................................................5
     12.0         Miscellaneous.............................................................5

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     KEYSTONE SAVINGS BANK TRUSTEE AND EXECUTIVE DEFERRED COMPENSATION PLAN



     1.0      Name of Plan and Purpose


     1.1 This document will be known as the "Keystone Savings Bank Trustee and Executive Deferred Compensation Plan" (the "Deferred Comp Plan"). Its purpose is to enhance the retirement savings benefits available to the Trustees and select executives of Keystone Savings Bank (the "Bank") by allowing Participants the opportunity to contribute deferred portions of their cash compensation into an investment fund that will be held for the benefit of the Participants and their Designated Beneficiaries.


     2.0      Eligibility


     2.1 Eligibility under this Deferred Comp Plan will be restricted to trustees of the Bank and select senior officers of the Bank who are approved by the Retirement Plan Committee (the "Committee") of the Board of Trustees (the "Board) of the Bank to be Participants in this Deferred Comp Plan.


     3.0      Participation


     3.1 Trustees and employees of the Bank who are eligible to participate in this Deferred Comp Plan on the date of adoption of this Deferred Comp Plan may become Participants in this Deferred Comp Plan as of that date.

     3.2 Trustees and employees of the Bank who become eligible to participate in this Deferred Comp Plan after the date of adoption of this Deferred Comp Plan may become Participants in this Deferred Comp Plan as of the first day on which they become eligible.


     4.0      Benefits


     4.1 The benefits to which a Participant will be entitled under this Deferred Comp Plan will be equal to the balance in the Participant's Deferred Comp Plan Account in the Deferred Compensation Trust established under section 5.0 herein.



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     Keystone Savings Bank Trustee and Executive Deferred Compensation Plan



     5.0      Funding


     5.1 Within 15 business days after the close of each month, the Bank will pay over in cash to the Trustees of a trust established under a separate trust agreement (which will be known as the "Deferred Compensation Trust") the aggregate amount of contributions to the Deferred Comp Plan for such month (as determined in section 6.0 herein). The Trustees of the Deferred Compensation Trust will receive each aggregate cash contribution and allocate it to the separate Deferred Comp Plan Accounts of the Participants (as instructed by the Bank) established and maintained under the Deferred Compensation Trust for the benefit of each Participant (the "Participant's Deferred Comp Plan Account") to be held or invested as provided in the Deferred Compensation Trust Agreement.


     6.0      Contributions

     6.1 Each Participant will elect, on or before December 31 of the year preceding the Plan year, the amount of the Participant's annual contribution to the Deferred Comp Plan for that Plan year (the "Elected Contribution Amount").

     6.2 Each Participant may adjust the Elected Contribution Amount for any Plan year by notifying the Committee, in writing. Such adjustment shall take effect no earlier than the first pay period commencing after the written notification.

     6.3 A Participant's election to contribute to the Deferred Comp Plan shall be made in a written statement to the Bank in such form as the Committee shall from time to time approve for that purpose.

     6.4 The Participant's Elected Contribution Amount shall be deducted from the Participant's periodic cash compensation payments as directed by the Participant in the Participant's election statement and approved by the Committee.

     6.5 If a Participant becomes eligible to participate in the Deferred Comp Plan on or after the first day of a Plan Year, the Participant's election for such Plan Year will be made before the first day of the next calendar month beginning after such day. Such Participant's contributions to the Deferred Comp Plan will commence with the first payroll period of the Bank beginning on or after the first day of that calendar month. In no event may the Participant's Elected Contribution Amount for such Plan Year exceed the cash compensation otherwise payable to the Participant for the period of such Plan Year commencing with such payroll period.




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     Keystone Savings Bank Trustee and Executive Deferred Compensation Plan


     7.0      Vesting

     7.1 Participants are immediately vested in their benefits under this Deferred Comp Plan.


     8.0      Distributions of Benefits

     8.1 The balance in a Participant's Deferred Comp Plan Account will be paid out to the Participant or the Participant's Designated Beneficiary or Beneficiaries in the event that the Participant is then deceased (collectively referred to hereinafter in this Article 8.0 as the "Recipient"), at the Recipient's direction at such future date certain or determinable as elected by the Participant. However, a) distributions will not be made earlier than the first day of the first Plan Year following the Plan Year in which any amount of compensation of the Participant is deferred under the Plan and b) distributions must begin no later than 120 days following the close of the Plan year in which the Participant's termination of employment with or service as a director of the Bank occurs. The Recipient may direct the payment of the Participant's Deferred Comp Plan Account balance to be paid in cash in lump sum or in periodic installments (no more frequently than monthly) as directed by the Recipient and approved by the Committee, provided that the entire balance of a Participant's Deferred Comp Account will be distributed out to the Recipient not later than the 10th anniversary of the first installment payment.

     8.2 The Recipient's directions as to payment of the Participant's Deferred Comp Plan Account balance will be made in a written notice of election delivered by the Recipient to the Chairman (the "Chairman") of the Committee (or any member of the Board if no such office is then constituted) with the Participant's election to contribute to the Plan under section 6.0 herein. The Recipient may, any time prior to the date distributions are to commence under an election, revoke or amend directions previously given by the Recipient by delivery of a new written notice of election to the Chairman (or any member of the Board if no such office is then constituted), provided that no such revocation or amendment may have the affect of accelerating distributions of the Participant's Deferred Comp Plan Account.


     8.3 If the Recipient fails to direct the payment of the Participant's Deferred Comp Plan Account balance in accordance with section 8.2 herein, the Participant's Deferred Comp Plan Account balance will be paid out of the Deferred Compensation Trust by the Trustees to the Recipient in lump sum in cash or in kind at the discretion of the Trustees.



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     Keystone Savings Bank Trustee and Executive Deferred Compensation Plan


     8.4 In the event a Participant fails to designate a beneficiary or beneficiaries in accordance with section 9.1 herein, and such Participant is deceased prior to the payout of the entire amount of the Participant's Deferred Comp Plan Account balance, the Participant's then remaining Deferred Comp Plan Account balance will be paid out in lump sum, in cash or in kind at the discretion of the Trustees, to the deceased Participant's estate.

     8.5 In the event a Designated Beneficiary is deceased prior to the payout of the entire amount of the Participant's Deferred Comp Plan Account Balance and no living alternate beneficiary is then found by the Committee to become the Designated Beneficiary in accordance with section 9.1 herein, the Participant's then remaining Deferred Comp Plan Account balance allocable to the deceased Designated Beneficiary will be paid out in lump sum, in cash or in kind at the discretion of the Trustee, to the deceased Designated Beneficiary's estate.


     8.6 Distributions to Recipients will be made net of any required tax withholdings.


     9.0      Beneficiary Designation

     9.1 Each Participant will be entitled to designate one or more beneficiaries and one or more successive alternate beneficiaries to be the Participant's Designated Beneficiary under this Deferred Comp Plan. Such designation will be made by notice in writing to the Chairman (or any member of the Board if no such office is then constituted) naming the beneficiaries and the successive alternate beneficiaries to be the Designated Beneficiary under this Deferred Comp Plan. Such designation may be revoked or amended at any time by the Participant by notice similarly given.

   10.0       Administration

   10.1 This Deferred Comp Plan will be administered by the Committee which will have the discretion to interpret the Deferred Comp Plan provisions, make rules and regulations pertaining to its administration and decide all questions arising in connection with its administration all of which shall be binding upon the Bank, the Participants, the Designated Beneficiaries and all persons claiming through them.


   10.2 No member of the Committee or the Board or any employee of the Bank will be liable to the Bank, any Participant, any Designated Beneficiary or any person claiming rights under the Deferred Comp Plan through the Bank, a Participant or a Designated Beneficiary for any act or failure to act which is done (or not done as the case may be) in good faith.


   10.3 All expenses of administering the Deferred Comp Plan will be borne by the Bank.



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   11.0       Amendment and Termination

   11.1 The Board reserves the right to amend or terminate the Deferred Comp Plan at any time except that no such amendment will affect benefits or rights to which any Participant became entitled prior to such amendment or termination.

   12.0       Miscellaneous

   12.1 It is intended that this Deferred Comp Plan not be a qualified plan within the meaning of section 401(a) of the Internal Revenue Code of 1986 and that it be exempt from coverage under the Employee Retirement Income Security Act of 1974 ("ERISA") pursuant to section 202(2) thereof.


   12.2 Any reference herein to any statute will be interpreted to include reference to any successor statute. Any reference herein to any office, officer, committee or board will be interpreted to include reference to any successor office, officer, committee or board. Any reference herein to the Bank will include reference to any successor to the Bank.


   12.3 Any person asserting a claim under this Deferred Comp Plan must put the claim in writing and submit it to the Secretary of the Keystone Savings Bank, P.O. Box 25012, Lehigh Valley, PA 18002-5012 for processing. The Committee will then review the claim and reply to it within 90 days. The Committee's decision shall be final and binding. This administrative remedy shall be pursued prior to the filing of any legal action.

   12.4 The Plan Year upon which the books and records of account of this Deferred Comp Plan will be maintained will be the calendar year.

   12.5 Participation in this Deferred Comp Plan shall not provide any Participant with the right to remain in the employment of the Bank or the right to continue to serve as a trustee of the Bank.

   12.6 To the extent the enforcement or interpretation of this Deferred Comp Plan is not preempted by ERISA but is dependent upon state law, the laws of the Commonwealth of Pennsylvania, not including its conflict of laws provisions, shall govern.

   12.7 Captions and headings appearing herein are for convenient reference only. The text of this Deferred Comp Plan shall control.

   Adopted by Resolution of the Board of Trustees on December 22, 1997

                                  /s/ Michele A. Linsky
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                                  Michele A. Linsky, Corporate Secretary



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